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Supplement to the Prospectus dated March 1, 2025

Harbor Long-Term Growers ETF
June 11, 2025
Effective July 1, 2025 (the “Effective Date”), Owuraka Koney, CFA will join Blair A. Boyer, Natasha Kuhlkin, Kathleen A. McCarragher and Jason T. McManus as a portfolio manager to Harbor Long-Term Growers ETF (the “Fund”).
Ms. McCarragher has announced her intention to retire from Jennison Associates LLC (“Jennison”) in mid-2026. She will continue to serve as a portfolio manager to the Fund through February 28, 2026. In connection with Jennison’s succession planning, Ms. Kuhlkin, who has served as a portfolio manager to the Fund since 2022, will join Ms. McCarragher and Mr. Boyer as a Co-Head of Growth Equity at Jennison, also effective July 1, 2025.

As of the Effective Date, Ms. McCarragher’s, Mr. Boyer’s and Ms. Kuhlkin’s titles are each updated to “Managing Director and Co-Head of Growth Equity” and the following is added below Ms. McCarragher’s biographical information:
“Ms. McCarragher will serve as a portfolio manager for the Fund through February 28, 2026 and will then transition to an advisory role until her retirement from Jennison in mid-2026.”
The following is also added to the “Fund Summary - Portfolio Managers” section as of the Effective Date:
Owuraka Koney, CFA Jennison Associates LLC
Mr. Koney is a Managing Director, a Large Cap Growth Equity Portfolio Manager and an Equity Research Analyst of Jennison and has co-managed the Fund since 2025.

As of the Effective Date, the applicable table in “The Subadvisors - Portfolio Management” section of the Fund’s Prospectus is replaced with the following:

Harbor Long-Term Growers ETF
Jennison Associates LLC (“Jennison”), located at 55 East 52nd Street, New York, NY 10055, serves as Subadvisor to the Fund. The Fund’s portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities.
PORTFOLIO MANAGERS	Since	PROFESSIONAL EXPERIENCE
Blair A. Boyer	2022
Mr. Boyer joined Jennison in 1993 and serves as a Managing
Director and Co-Head of Growth Equity. Mr. Boyer co-managed
international equity portfolios at Jennison for 10 years before joining the Growth Equity team in 2003. Prior to joining Jennison,
Mr. Boyer held various investment roles at Bleichroeder. Mr. Boyer began his investment career in 1983.

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Supplement to the Prospectus dated March 1, 2025 — Continued

PORTFOLIO MANAGERS	Since	PROFESSIONAL EXPERIENCE
Natasha Kuhlkin, CFA	2022
Ms. Kuhlkin joined Jennison in 2004 and serves as a Managing
Director and Co-Head of Growth Equity. Prior to joining Jennison,
Ms. Kuhlkin was an Equity Research Analyst at Palisade Capital
Management.  Prior to that, she was an Analyst with Evergreen
Investment Management. Ms. Kuhlkin began her investment
career in 1998.

Kathleen A. McCarragher	2022
Ms. McCarragher joined Jennison in 1998 and serves as a
Managing Director, Co-Head of Growth Equity, and a Large
Cap Growth Equity Portfolio Manager. Prior to joining Jennison,
Ms. McCarragher was a Managing Director and the Director
of Large Cap Growth Equities at Weiss, Peck & Greer. Prior
to that, she held various roles at State Street Research &
Management. Ms. McCarragher began her investment career
in 1982.

Jason T. McManus	2022
Mr. McManus joined Jennison in 1997 and serves as a Managing
Director, the Head of Custom Solutions, and a custom solutions portfolio manager. An employee since 1997, Mr. McManus started as an international research associate before joining the applied research team in 2003. In 2006, he began managing quantitative portfolios and custom solutions for clients. Mr. McManus began his investment career in 1997.

Owuraka Koney, CFA	2025
Mr. Koney joined Jennison in 2007 and serves as a Managing
Director and Large Cap Growth Equity Portfolio Manager and
Research Analyst covering industrials, consumer internet and media companies. Prior to joining Jennison, Mr. Koney was an equity research associate covering the aerospace and defense and small cap media sectors at UBS. Mr. Koney began his
investment career in 2005.

Investors Should Retain This Supplement For Future Reference
S0625.PRO.WINN

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